Description of business, organization and other matters	12 Months Ended
Dec. 31, 2011
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
Business Description and Basis of Presentation [Text Block]

Note 1 – Description of business, organization and other matters

Description of Business

Data Storage Corporation (DSC), a cloud storage and cloud computing organization focused on disaster recovery and business continuity is the result of several transactions: a share exchange with Euro Trend Inc. incorporated on March 27, 2007 under the laws of the State of Nevada; ownership of Data Storage Corporation incorporated in 2001; and an Asset Acquisition of SafeData in 2010.

On October 20, 2008 we completed a Share Exchange Agreement whereby we acquired all of the outstanding capital stock and ownership interests of DSC. In exchange we issued 13,357,143 shares of our common stock to the Data Storage Corporation’s Shareholders.  This transaction was accounted for as a reverse merger for accounting purposes. Accordingly, Data Storage Corporation, the accounting acquirer, is regarded as the predecessor entity.

On June 17, 2010 we entered into an Asset Purchase Agreement with SafeData, a provider of Cloud Storage and Cloud Computing mostly to IBM’s Mid-Range Equipment users, under which we acquired all right, title and interest in the end user customer base of SafeData and all related current and fixed assets and contracts including the transfer of all of Safe Data’s current liabilities arising out of the business or the assets acquired. Pursuant to the Agreement, we paid an aggregate purchase price equal to $3,000,000. Giving effect to certain holdback and contingency clauses as defined in the agreement, we paid $1,229,952 in cash and $850,000 in shares of our common stock as well as assumption of SafeData Accounts Payable and Receivables.  In June of 2011 we made a final payment net of holdback of $482,308. and we issued the remaining balance of $150,000 in Common Stock.  See also Note 11.

Liquidity

The financial statements have been prepared using accounting principles generally accepted in the United States of America applicable for a going concern, which assumes that the Company will realize its assets and discharge its liabilities in the ordinary course of business. For the year ended December 31, 2011, the Company has generated revenues of $3,940,323 but has incurred a net loss of $2,803,647. Its ability to continue as a going concern is dependent upon achieving sales growth, reduction of operation expenses and ability of the Company to obtain the necessary financing to meet its obligations and pay its liabilities arising from normal business operations when they come due, and upon profitable operations.  The Company has been funded by the CEO and largest shareholder since inception as well as several Directors.  It is the intention of Charles Piluso to continue to fund the Company on an as needed basis.